UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2015

SPEED COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1303 E. Arapaho Road, Suite 200

Richardson, TX 75081

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code:  (866) 377-3331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 9.01      Financial Statements and Exhibits

SIGNATURES

Item 2.02 Results of Operations and Financial Condition.

On June 15, 2015, Speed Commerce, Inc. issued a press release announcing its financial results for the quarterly and fiscal year-to-date periods ending March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The press release attached as Exhibit 99.1 discloses certain information that is not presented in accordance with United States generally accepted accounting principles (“GAAP”).  The non-GAAP financial measures included in the earnings release have been reconciled to the comparable GAAP results and should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Neither the information in this Form 8-K, nor the information in the press release attached hereto as exhibits 99.1 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits:

Exhibit

99.1            Press Release, dated June 15, 2015, issued by Speed Commerce, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEED COMMERCE, INC.

	By:	/s/ Ryan F. Urness
Ryan F. Urness
General Counsel and Secretary
Date: June 15, 2015